MEDICAID MANAGED CARE MODEL CONTRACT AMENDMENT ATTESTATION

I Todd S. Farha, being an individual authorized to execute agreements on behalf of WellCare of New York Inc. (hereafter “MCO”), hereby attest that the contract amendment submitted by MCO to the New York City Department of Health and Mental Hygiene, follows the latest model contract amendment provided to us by the New York City Department of Health and Mental Hygiene. This executed amendment contains no deviations from the aforementioned model amendment language.

12/27/04	/s/ Todd S. Farha

(Date)	(Signature)

Todd S. Farha (Print Name In Full) President & Chief Executive Officer (Title)

Kathlem R. Casey

(Notary Seal and Signature)

I [ILLEGIBLE], attest that the New York City Department of Health and Mental Hygiene has reviewed this executed contract amendment and that it follows the latest model contract amendment provided to us by the New York State Department of Health.

(ILLEGIBLE)	(ILLEGIBLE)

(Date)	(Signature)

(ILLEGIBLE)

(Print Name In Full)

Asst Counsel

(Title)

Alice Chathbaum

(Notary Seal and Signature)

(SEAL, ILLEGIBLE)

This Amendment is effective January 1, 2005, and the Agreement, including the modifications made by this Amendment, shall remain in effect until September 30, 2005 or until the execution of an extension, renewal or successor agreement as provided for in the Agreement.

In Witness Whereof, the parties have duly executed this Amendment to the Agreement on the dates appearing below their respective signatures below.

For the Contractor:		For the LDSS:

By	/s/ Todd S. Farha	By	/s/ Thomas Frieden, M.D.

Todd S. Farha		Thomas Frieden, M.D.

(Printed Name)		(Printed Name)

Title	President & Chief Executive Officer	Title	Commissioner Doamh

Date	12/27/04	Date	1/19/05

January 1, 2005 Amendment

STATE OF NEW YORK)
                                                            SS:
COUNTY OF NEW YORK

     On this 19 day of January, 2005, Thomas Frieden, M.D came before me, to me known and known to be the Commissioner Doamh in the New York City Department of Health and Mental Hygiene, who is duly authorized to executed the foregoing instrument on behalf of the City and s/he acknowledged to me that s/he executed the same for the purpose therein mentioned.

Frank Lane

NOTARY PUBLIC

FRANK LANE
Notary Public, State of New York
No. 01LA5014224
Qualified in Queens County
Commission Expires Nov. 3, 2005

STATE OF FLORIDA)
                                                            SS:
STATE OF HILLSBOROUGH

     On this 27th day of Dec, 2004, Todd S. Farha came before me, to me known and known to be the President & CEO of WellCare of New York, Inc, who is duly authorized to execute the foregoing instrument on behalf of said corporation and s/he acknowledged to me that s/he executed the same for the purpose therein mentioned.

Kathleen R. Casey

NOTARY PUBLIC